                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                            COAST BANCORP
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                                                                  April 15, 1999

                                     [LOGO]

To Our Shareholders:

    You are cordially invited to attend the Annual Meeting of Shareholders of Coast Bancorp, which will be held at the Museum of Art and History, 705 Front Street, Santa Cruz, California on Tuesday, May 18, 1999 at 4:00 p.m.

    You will be asked to elect as directors, the eight individuals nominated by the Board of Directors and to ratify the appointment of the Company's independent public accountants.

    Although you may presently plan to attend the meeting, we strongly suggest that you indicate your approval by voting FOR the election of the directors named in the attached Proxy Statement and FOR the ratification of the Board of Directors' selection of independent accountants, in the spaces provided on the enclosed proxy card and sign, date and return it promptly in the enclosed business reply envelope. If you attend the meeting, which we hope you will, you may vote in person even if you have previously mailed a proxy.

    We look forward to seeing you.

  Very truly yours,

/s/ James C. Thompson                          /s/ Harvey J. Nickelson
James C. Thompson                              Harvey J. Nickelson
CHAIRMAN OF THE BOARD OF DIRECTORS             PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                 COAST BANCORP
                          740 FRONT STREET, SUITE 240
                          SANTA CRUZ, CALIFORNIA 95060
                                 (831) 458-4500

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 18, 1999
                                   4:00 P.M.

                            ------------------------

    The Annual Meeting of Shareholders of Coast Bancorp, a California corporation (the "Company") and the bank holding company for Coast Commercial Bank (the "Bank"), will be held at the Museum of Art and History, 705 Front Street, Santa Cruz, California, on Tuesday, May 18, 1999 at 4:00 P.M., for the following purposes:

    1. To elect eight directors. The names of the nominees for the Board of Directors of Coast Bancorp are set forth in the accompanying proxy statement.

    2. To ratify the appointment of Deloitte & Touche LLP to audit the financial statements of Coast Bancorp for the year ending December 31, 1999.

    3. To consider and transact such other business as may properly be brought before the meeting and any adjournment or adjournments thereof.

    The foregoing proposals are more fully described in the accompanying Proxy Statement to which your attention is invited.

    Shareholders of record at the close of business on April 5, 1999 are entitled to notice of and to vote at the meeting.

    Provisions of the Bylaws of Coast Bancorp govern nominations for election of members of the Board of Directors as follows:

NOMINATION OF DIRECTORS. Nominations for election of members of the board may be made by the board or by any holder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors. Notice of intention to make any nominations (other than for persons named in the notice of the meeting called for the election of directors) shall be made in writing and shall be delivered or mailed to the President of the corporation by the later of: (i) the close of business twenty-one (21) days prior to any meeting of shareholders called for the election of directors; or (ii) seven (7) days after the date of mailing of notice of the meeting to shareholders. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; (e) the number of shares of capital stock of the corporation owned by the notifying shareholder; (f) the number of shares of capital stock of any bank, bank holding company, savings and loan association or other depository institution owned beneficially by the nominee or by the notifying shareholder and the identities and locations of any such institutions; and (g) whether the proposed nominee has ever been convicted or pleaded nolo contendere to any criminal offense involving dishonesty or breach of trust, filed a petition in bankruptcy or been adjudged bankrupt. The notification shall be signed by the nominating shareholder and by each nominee, and shall be accompanied by a written consent to be named as a nominee for election as a director from each proposed nominee. Nominations not made in accordance with these procedures shall be disregarded by the chairman of the meeting, and upon his or her instructions, the inspectors of election shall disregard all votes cast for each such nominee.

    All shareholders are cordially invited to attend the Meeting in person. To insure your representation at the Meeting, you are requested to date, execute and return the enclosed proxy card, without delay, in the enclosed postage-paid envelope whether or not you plan to attend the Meeting. Any shareholder present at the Meeting may vote personally on all matters brought before the meeting in which event your proxy will not be used.

                                          By Order of the Board of Directors,

                                          /s/ Sandra Anderson

                                          Sandra Anderson
                                          SECRETARY

April 15, 1999
Santa Cruz, California

    WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                 COAST BANCORP

                                ----------------

                                PROXY STATEMENT

                             ---------------------

                          INFORMATION CONCERNING PROXY

    The following information is furnished in connection with the solicitation of the enclosed proxy by and on behalf of Coast Bancorp (the "Company"), the bank holding company for Coast Commercial Bank (the "Bank"), for use at the Annual Meeting of Shareholders of the Company to be held at the Museum of Art and History, 705 Front Street, Santa Cruz, California on Tuesday, May 18, 1999 at 4:00 P.M., and at any adjournment or adjournments thereof (the "Meeting"). (References to the Company include the Bank.)

    As many of our shareholders are unable to personally attend the Meeting, the Company solicits proxies so that each shareholder is given an opportunity to vote. Shares represented by duly executed proxies in the accompanying form received by management prior to the Meeting will be voted at the Meeting. A shareholder executing and delivering the enclosed proxy may revoke such proxy at any time prior to exercise of the authority thereby given. A proxy may be revoked (i) by written notice to Sandra Anderson, Secretary of the Company; (ii) by a subsequently dated proxy; or (iii) by attending the Meeting and voting by ballot. If a shareholder specifies a choice with respect to any matter to be acted upon by means of the ballot provided in the accompanying form of proxy, the shares will be voted accordingly. If no specification is made, the shares represented by this proxy will be voted in favor of election of the nominees specified and in favor of the specified proposals. A shareholder who attends the Meeting may vote by ballot at the Meeting, thereby canceling any proxy the shareholder may previously have given.

    The Proxy Committee is composed of three directors of the Company, Douglas
D. Austin, John C. Burroughs and Ronald M. Israel, who will vote all shares of Common Stock represented by the proxies. However, the Proxy Committee cannot vote the shares of a shareholder unless the shareholder signs and returns a proxy. Proxy cards also confer upon the Proxy Committee discretionary authority to vote the shares represented thereby on any matter that was not known at the time this Proxy Statement was mailed which may properly be presented for action at the Meeting and may include: approval of minutes of the prior annual meeting which will not constitute ratification of the actions taken at such meeting; action with respect to procedural matters pertaining to the conduct of the Meeting; and election of any persons to any office for which a bona fide nominee is named herein if such nominee is unable to serve or for good cause will not serve.

    The principal solicitation of proxies is being made by mail. However, additional solicitations may be made by telephone, telegraph or personal visits by directors, officers and employees of the Company or Bank. The Company may, at its discretion, engage the services of a proxy solicitation firm to assist in the solicitation of proxies. The total expense of this solicitation will be borne by the Company and will include reimbursement paid to brokerage firms and others for their expenses in forwarding soliciting material and such expenses as may be paid to any proxy soliciting firm engaged by the Company. This Proxy Statement and the accompanying form of proxy are being mailed to shareholders on or about April 15, 1999.

    The proxy card makes provisions to enable you to record your vote on each matter. If you wish to withhold your vote for any one or more directors, place an X in the box marked FOR and circle the name of each of the directors for whom you wish to withhold your vote. You may withhold authority to vote for all of the directors by placing an X in the box marked WITHHOLD AUTHORITY. You may vote FOR or AGAINST each other item by placing an X in the box appropriately marked. Please note that a vote to ABSTAIN may have the same effect as a vote AGAINST.

                               VOTING SECURITIES

OUTSTANDING VOTING SECURITIES AND RECORD DATE

    The Company has only one class of voting securities outstanding, identified as the Common Stock. Shareholders of record entitled to notice of and to vote at the Meeting have been determined as of the close of business on April 5, 1999 (the "Record Date"), and as of such date 4,778,858 shares were outstanding, all of which will be entitled to vote at the Meeting.

CUMULATIVE VOTING

    Each shareholder of record is entitled to one vote for each share held on all matters to come before the Meeting, except that the shareholders may have cumulative voting rights with respect to the election of directors. Pursuant to California law, no shareholder can cumulate votes unless the name(s) of the candidate(s) for which such votes are to be cast has been placed in nomination prior to the voting and, also prior to the voting at the meeting, a shareholder has given notice of the shareholder's intention to cumulate the shareholder's votes at such Meeting. If any shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. Management does not, at this time, intend to give such notice or to cumulate the votes it may hold pursuant to the proxies solicited herein unless the required notice by a shareholder is given in proper form at the Meeting, in which instance management intends to cumulatively vote all of the proxies held by it in favor of the nominees for office as set forth herein or for such of said nominees as it may determine is required in the case of cumulative voting. Therefore, discretionary authority to cumulate votes in such event is solicited in this Proxy Statement.

    If cumulative voting shall be utilized, each shareholder may give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder's shares are entitled, or may distribute the same number of votes among as many candidates as the shareholder desires. The candidates (up to the number of directors to be elected) receiving the highest number of votes are elected.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The Company is of the opinion that there is no person who possesses directly or indirectly the power to direct or cause to direct the management and policies of the Company, nor is it aware of the existence of a group of persons formed for such purpose, whether through the ownership of voting securities, by contract, or otherwise.

    The following sets forth information as of April 5, 1999, pertaining to securities ownership by persons known to the Company to own 5% or more of any class of the Company's voting securities. The information contained herein has been obtained from the Company's records, and from information furnished directly by the individual or entity to the Company.

                                                                              AMOUNT AND
                                                                                NATURE
                                                                                  OF
NAME AND ADDRESS                                              RELATIONSHIP    BENEFICIAL        PERCENTAGE
OF BENEFICIAL OWNER                                           WITH COMPANY   OWNERSHIP(1)        OF CLASS
------------------------------------------------------------  ------------   ------------       ----------
Richard E. Alderson(2)......................................    Director       390,710(3)(4)      8.16%
Ronald M. Israel, M.D.(2)...................................    Director       395,630(3)(7)      8.27%

------------------------

(1) Unless otherwise indicated, the beneficial owner of these securities has sole voting and investment powers.

(2) The address is c/o Coast Bancorp, 740 Front Street, Suite 240, Santa Cruz, California 95060.

                       PROPOSAL 1. ELECTION OF DIRECTORS

    The Bylaws of the Company provide that the number of directors of the Company may be no less than seven (7) and no more than thirteen (13) with the exact number to be fixed from time to time by resolution of the Board of Directors. The number of directors is presently fixed at eight (8). Such directors, if elected, shall hold office for a term continuing until the next Annual Meeting and until their successors are duly elected and qualified. Each nominee is at present a member of the Board of Directors of the Company. If any nominee should become unable or unwilling to serve as a director, the proxies will be voted for such person as shall be designated by the Board of Directors to replace the nominee. The Board presently has no knowledge that any of the nominees will be unable or unwilling to serve.

    The following information is supplied with respect to each person nominated and recommended to be elected by the current Board of Directors of the Company and is based upon the records of the Company and information furnished to it by the nominees.

                                                                      AMOUNT AND
                                                                        NATURE
                                                                          OF
                                  RELATIONSHIP      DIRECTOR SINCE    BENEFICIAL        PERCENTAGE
NAME OF NOMINEE           AGE     WITH COMPANY      (COMPANY/BANK)   OWNERSHIP(1)        OF CLASS
------------------------  --- --------------------  --------------   ------------       ----------
Richard E. Alderson.....  60  Director                1995/1993         390,710(3)(4)      8.16%

Douglas D. Austin.......  58  Director                1995/1982          47,004(3)         0.98%

John C. Burroughs.......  54  Director and Vice       1995/1982          60,280(6)         1.26%
                                President

Bud W. Cummings.........  67  Director                1995/1982         112,200(5)         2.35%

Ronald M. Israel, M.      62  Director                1995/1982         395,630(5)(7)      8.27%
D.......................

Harvey J. Nickelson.....  55  President, Chief        1995/1982         158,400(8)         3.30%
                                Executive Officer
                                and Director

Gus J.F. Norton.........  58  Director                1995/1982         122,634(9)         2.56%

James C. Thompson.......  59  Chairman of the         1995/1982         414,004(5)(10)     8.66%
                              Board

All Executive Officers and
Directors of the Company
as a Group (11 in number).........................................    1,807,048(11)       36.95%

------------------------

(3) Includes options for 8,800 shares exercisable within sixty days of the Record Date.

(4) Mr. Alderson disclaims beneficial ownership of 9,746 shares held in trust for his children. Mr. Alderson has sole voting and disposition power over 360,904 shares held in various trusts.

(5) Includes options for 4,400 shares exercisable within six days of the Record Date.

(6) Includes options for 5,280 shares exercisable within sixty days of the Record Date. Also includes 50,600 shares held in a trust over which Mr. Burroughs has shared voting and investment power.

(7) Includes 135,770 shares in a trust over which Dr. Israel has sole voting and investment power.

(8) Includes 132,000 shares in a trust over which Mr. Nickelson has shared voting and investment power. Also includes 26,400 shares exercisable within sixty days of the Record Date.

(9) Includes 105,034 shares in a trust over which Mr. Norton has sole voting and investment power. Also includes options for 17,600 shares exercisable within sixty days of the Record Date.

(10) Includes 185,048 shares in a trust over which Mr. Thompson has shared voting and investment power. Also includes 220,208 shares as trustee of the 1982 Moore Trust, over which he holds voting power, although he is not the beneficial owner but disclaims beneficial ownership.

(11) Includes options for 111,760 shares exercisable within sixty days of the Record Date.

    There are no family relationships between any two or more of the directors, officers or persons nominated or chosen by the Board of Directors to become a director or officer. No officer or director of the Company serves as a director of any company required to report under the Securities Exchange Act of 1934 or any investment company registered under the Investment Company Act of 1940.

    Set forth below are brief summaries of the background and business experience of all the directors and persons nominated to become a director of the Company. Unless otherwise indicated, each person has been engaged in the noted occupation with the same entity for more than 5 years.

    RICHARD E. ALDERSON is engaged in personal investments.

    DOUGLAS D. AUSTIN is President of Austin Insurance Agency, Inc.

    JOHN C. BURROUGHS is Vice President and Manager of the Bank's Investment Services Department.

    BUD W. CUMMINGS retired in 1986 from serving as the proprietor of the Santa Cruz Coin Exchange.

    RONALD M. ISRAEL, M.D. is a private investor. Previously, he was a self-employed physician and an Assistant Professor of Clinical Medicine at the University of California Medical Center, San Francisco from 1971 to 1994.

    HARVEY J. NICKELSON is President, Chief Executive Officer and a director of the Company and Bank.

    GUS J. F. NORTON is the broker of record and a partner in Sun Properties, a real estate sales and development association.

    JAMES C. THOMPSON is a partner with the law firm of Comstock, Thompson, Kontz and Brenner since August 1, 1994. Prior to this he was with the law firms of Comstock, Shannon and Thompson from June 1, 1992 to August 1, 1994 and Comstock, Shanle, Shannon & Thompson from August 1, 1989 to June 1992.

RECOMMENDATION OF MANAGEMENT

    THE BOARD OF DIRECTORS INTENDS TO VOTE ALL PROXIES HELD BY IT IN FAVOR OF ELECTION OF EACH OF THE NOMINEES. YOU ARE URGED TO VOTE FOR PROPOSAL 1: TO ELECT THE EIGHT (8) NOMINEES SET FORTH HEREIN TO SERVE UNTIL THE NEXT ANNUAL MEETING OF SHAREHOLDERS AND UNTIL THEIR RESPECTIVE SUCCESSORS SHALL BE ELECTED AND QUALIFIED.

                INFORMATION PERTAINING TO ELECTION OF DIRECTORS

COMMITTEES OF THE BOARD OF DIRECTORS; DIRECTOR ATTENDANCE

    The Board of Directors maintains the following committees, which perform the following functions and are comprised of the members listed below. The Company and the Bank each have an Audit Committee composed of the same members.

NAME                                      FUNCTIONS; NUMBER OF MEETINGS IN 1998                  MEMBERS
---------------------------------  ---------------------------------------------------  -------------------------
Audit Committee..................  Monitors significant accounting policies; approves   Alderson, Austin,
                                   services rendered by the auditors; reviews audit     Cummings, Israel, Norton
                                   and management reports; makes recommendations        and Thompson.
                                   regarding the appointment of independent auditors
                                   and the fees payable for their services. The Audit
                                   Committee met three times in 1998.

Compensation Committee...........  Determines salaries of the Company's executive       Alderson, Austin,
                                   officers and stock options to be granted to them     Cummings, Israel, Norton
                                   based upon recommendations of the Company's Chief    and Thompson.
                                   Executive Officer and the Chairman of the Board of
                                   Directors. Consults with the Chief Executive
                                   Officer regarding incentive compensation to be paid
                                   to the executive officers of the Company. The
                                   Compensation Committee met one time in 1998.

    The Company does not have a nominating committee. The Board of Directors performs the functions of this committee.

    During 1998, the Company's Board of Directors held seven regular meetings and two special meetings. Each director attended at least 75% of the aggregate of: (1) the total number of meeting of the Board of Directors; and (2) the total number of meetings of committees of the Board on which they served.

EXECUTIVE OFFICERS

    Set forth below is certain information as of April 5, 1999, with respect to each executive officer of the Company, not previously discussed.

                                                POSITIONS AND OFFICES                      OFFICER SINCE
NAME                     AGE                WITH THE COMPANY AND THE BANK                  (COMPANY/BANK)
-----------------------  --- ------------------------------------------------------------  --------------
David V. Heald.........  50  Executive Vice President of the Company; Executive Vice         1995/1982
                               President and Chief Banking Officer of the Bank
Richard G.               44  Senior Vice President and Senior Lending Officer of the Bank      --/1987
Hofstetter.............
Bruce H. Kendall.......  41  Senior Vice President and Chief Financial Officer of the        1995/1995
                               Company and the Bank

    DAVID V. HEALD is Executive Vice President of the Company and Executive Vice President and Chief Banking Officer of the Bank.

    RICHARD G. HOFSTETTER is Senior Vice President and Senior Lending Officer of the Bank. Prior to 1992, Mr. Hofstetter was Manager of the Bank's Real Estate Department.

    BRUCE H. KENDALL became Senior Vice President and Chief Financial Officer of the Company and the Bank in 1995. From October 1990 to August 1994, Mr. Kendall was employed by Silicon Valley Bank, most recently as Senior Vice President of Finance.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

    The following table sets forth a summary of the compensation paid (for services rendered in all capacities) during the past three fiscal years to the executive officers of the Company whose annual compensation for 1998 exceeded $100,000. All compensation is presently paid by the Bank.

                                                                                                                     LONG-TERM
                                                                                                  OTHER            COMPENSATION
                                                                                                 ANNUAL               AWARDS
NAME                                 POSITION              YEAR      SALARY      BONUS      COMPENSATION(12)          OPTIONS
--------------------------  ---------------------------  ---------  ---------  ---------  ---------------------  -----------------
Harvey J. Nickelson.......  President and Chief               1998  $ 170,250  $ 154,000              -0-                  -0-
                              Executive Officer               1997  $ 164,000  $ 128,000              -0-                  -0-
                                                              1996  $ 156,250  $ 107,000              -0-                  -0-
David V. Heald............  Executive Vice President          1998  $ 122,833  $  80,000              -0-                  -0-
                              and Chief Banking Officer       1997  $ 118,250  $  68,000              -0-                  -0-
                                                              1996  $ 112,552  $  55,000              -0-                  -0-
Richard G. Hofstetter.....  Senior Vice President and         1998  $ 103,425  $  60,000              -0-                  -0-
                              Senior Loan Officer             1997  $  99,300  $  50,000              -0-                  -0-
                                                              1996  $  94,425  $  42,500              -0-                  -0-
Bruce H. Kendall..........  Senior Vice President and         1998  $  98,500  $  55,000              -0-                  -0-
                              Chief Financial Officer         1997  $  94,000  $  47,500              -0-                  -0-
                                                              1996  $  88,000  $  37,500              -0-                  -0-


                              ALL OTHER
NAME                        COMPENSATION
--------------------------  -------------
Harvey J. Nickelson.......   $    65,953(13)(14)
                             $    71,378(13)(14)
                             $   102,799(13)(14)
David V. Heald............   $    36,917(14)
                             $    36,734(14)
                             $    53,364(14)
Richard G. Hofstetter.....   $    16,233(15)
                             $    11,868(15)
                             $    11,694(15)
Bruce H. Kendall..........   $    11,801(15)
                             $    11,671(15)
                             $    11,131(15)

------------------------------

(12) No perquisites are reported as Other Annual Compensation as they did not exceed the lesser of $50,000 or 10% of the total of the annual salary and bonus reported for the named executive officer.

(13) Includes director's fees of $12,000 per year.

(14) Includes profit sharing distributions, amounts contributed to a 401(k) Plan, accrued under a Salary Continuation Agreement and additional health insurance benefits.

(15) Includes profit sharing distributions, amounts contributed to a 401(k) Plan and additional health insurance benefits.

    During 1998 non-employee directors of the Company received a retainer of $4,800 per year and also received $850 for attending Bank Board meetings, $350 for loan committee meetings and $250 for other committee meetings. The Chairman of the Company receives a retainer of $8,500 per quarter for his services to the Bank and receives no other cash compensation. Employee directors of the Company receive $3,000 per quarter for attending Bank Board meetings. There is no compensation for attending Coast Bancorp meetings.

    In addition, non-employee directors of the Company received a stock option grant for 4,400 shares each year for five years beginning in 1995.

DIRECTORS' DEFERRED COMPENSATION

    In November 1992, the Bank entered into Deferred Compensation Agreements ("Compensation Agreements") with its directors, except Harvey J. Nickelson. Under the Compensation Agreements, the directors may elect before January 1 of each year to defer all or a part of their directors' fees, and they will be credited with interest based upon the deferred amount. The interest rate on the deferred amount of the directors' compensation is presently 5.87%. The deferred amount of the directors' compensation is to be paid to each director at the earlier of termination of their service as a director of the Bank; attainment of age 65; or upon 180 days advance notice to the director by the Bank. In the event of a director's death prior to termination of his service with the Bank or age 65, his beneficiary will be entitled to receive the payments under the Compensation Agreement. The Bank has purchased an insurance policy on the life of each of the participating directors to enable the Bank to make payments as required by the Compensation Agreements.

EXECUTIVE SALARY CONTINUATION PLANS

    On September 19, 1992, the Bank entered into Executive Salary Continuation Agreements ("Salary Continuation Agreements") with Harvey J. Nickelson and David
V. Heald (collectively "Recipient"). Under the Salary Continuation Agreements upon retirement at age 65, Mr. Nickelson is entitled to $75,000 per year and Mr. Heald is entitled to $50,000 per year, each for 15 years. If the Recipient elects early retirement after age 55 but prior to attaining age 65, the annual payments shall be reduced by 2% per year for each year such retirement precedes age 65 and payments are limited to the vested portion of the benefit. In the event of the Recipient's death or disability, their designated beneficiary would be entitled to the benefits. The Bank has purchased insurance policies on the life of each of these officers to enable the Bank to make payments as required by the Salary Continuation Agreements.

COAST COMMERCIAL BANK EMPLOYEE STOCK OWNERSHIP PLAN

    In November 1991, the Bank amended and restated the Coast Commercial Bank Employee Savings Plan and it was renamed the Coast Commercial Bank Employee Stock Ownership Plan, which contains 401(k) provisions ("KSOP"). The KSOP is considered by the Board of Directors to be a means of recognizing the contributions made to the Bank's successful operation by its employees and to reward such contributions. Under the KSOP, there is both a purchase of the Company's Common Stock for the account of employees as part of the employee stock ownership provisions and a contribution by the Bank and an opportunity for employee contributions and matching under the 401(k) provisions. During 1998, the Bank contributed $72,000 to the 401(k) portion of the KSOP. The Bank established a profit sharing plan during 1998 in lieu of contributions to the ESOP. Distributions under the profit sharing plan are tied to the Bank's net income. The Bank accrued $180,000 during 1998 for profit sharing distributions.

    All employees who are 21 years old and have been credited with 1,000 hours of service are eligible to participate in the KSOP. When an employee retires or in the event of death or total disability, an employee will be entitled to their distribution not later than the end of the year following termination of employment. An employee who has attained age 55 and has 15 years of service may elect to receive benefits pursuant to the early retirement provisions of the KSOP. If employment is terminated for any other reason, an employee is entitled to the payment of their KSOP account.

COAST BANCORP 1995 STOCK OPTION PLAN

    On February 22, 1995, the Company adopted the Coast Bancorp 1995 Stock Option Plan ("1995 Plan") which sets aside 880,000 shares of no par value Common Stock of the Company for which options may be granted to key, full-time salaried employees and officers of the Company, as well as non-employee directors of the Company.

    The exercise price of all options to be granted under the 1995 Plan must be at least 100% of the fair market value of the Company's Common Stock on the granting date and be paid in full at the time the option is exercised either in cash, shares of the Company's Common Stock with a fair market value equal to the purchase price or a combination thereof. Under the 1995 Plan, all options expire no more than ten years after the date of grant.

    In the case of termination of employment or status as a director, no additional options become exercisable, and exercise rights cease after three (3) months unless employment or status as a director is terminated because of death or disability, in which case the option may be exercised for not more than one year following termination. In case of termination of employment for cause, or cessation of status as a director as a result of being removed from office by a bank regulatory authority or by judicial process, exercise rights cease after thirty (30) days.

    The following table shows information regarding stock options granted during 1998 to the executive officers of the Company.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                POTENTIAL REALIZABLE
                                                                                                       VALUE
                                                    INDIVIDUAL GRANTS                            AT ASSUMED ANNUAL
                             ----------------------------------------------------------------          RATES
                              NUMBER OF                                                            OF STOCK PRICE
                             SECURITIES   % OF TOTAL OPTIONS                                        APPRECIATION
                             UNDERLYING       GRANTED TO        EXERCISE                          FOR OPTION TERM
                               OPTIONS         EMPLOYEES          PRICE                        ----------------------
NAME                         GRANTED(#)     IN FISCAL YEAR       ($/SH)      EXPIRATION DATE     5%($)       10%($)
---------------------------  -----------  -------------------  -----------  -----------------  ----------  ----------
Harvey J. Nickelson........      22,000              33%        $   17.13      March 18, 2008  $  237,015  $  600,642
David V. Heald.............      11,000              17%        $   17.13      March 18, 2008  $  118,507  $  300,321
Richard G. Hofstetter......       8,800              13%        $   17.13      March 18, 2008  $   94,806  $  240,257
Bruce H. Kendall...........       6,600              10%        $   17.13      March 18, 2008  $   71,104  $  108,193

    The following table shows information regarding the value at December 31, 1998 of unexercised stock options held by the executive officers of the Company. No stock options were exercised during 1998 by the executive officers of the Company.

                                                                          NUMBER OF SECURITIES
                                                                               UNDERLYING           VALUE OF UNEXERCISED
                                                                               UNEXERCISED         IN-THE-MONEY OPTIONS AT
                                                                            OPTIONS AT FISCAL              FISCAL
                                                                               YEAR-END(#)               YEAR-END(4)
                                                                          ---------------------  ---------------------------
                            SHARES ACQUIRED ON                                EXERCISABLE/              EXERCISABLE/
NAME                            EXERCISE(#)          VALUE REALIZED($)        UNEXERCISABLE             UNEXERCISABLE
------------------------  -----------------------  ---------------------  ---------------------  ---------------------------
Harvey J. Nickelson.....               -0-                     -0-              13,200/52,800       $    108,500/$218,999
David V. Heald..........               -0-                     -0-               6,600/26,400       $     54,250/$109,500
Richard G. Hofstetter...               -0-                     -0-               5,280/21,120       $      43,400/$87,600
Bruce H. Kendall........               -0-                     -0-               3,960/15,840       $      32,550/$65,700

PERFORMANCE GRAPH

    As part of the proxy statement disclosure requirements mandated by the Securities and Exchange Commission, the Company is required to provide a five-year comparison of the cumulative total stockholder return on its Common Stock with that of a broad equity market index and either a published industry index or a Company-constructed peer group index.

    The following chart compares the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock assuming that all cash dividends have been reinvested, during the five years ended December 31, 1998 with the cumulative total return on the NASDAQ Bank Index, the SNL Securities, Inc. Index for Banks under $500 million in asset size, and the S&P 500 Total Return Index. The comparison assumes $100 was invested on December 31, 1993 in the Company's Common Stock in each of the foregoing indices and the reinvestment of dividends.

    There can be no assurance as to future trends in the cumulative total return of the Company's Common Stock or of the following indices. The Company does not make or endorse any predictions as to future stock performance.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     COAST BANCORP
Total Return Performance
Index Value
                           Coast Bancorp    S&P 500      NASDAQ Bank Index        SNL
12/31/93                          100.00     100.00                 100.00     100.00
12/31/94                           87.13     101.32                  99.64     107.55
12/31/95                          120.21     139.39                 148.38     147.13
12/31/96                          174.37     171.26                 195.91     189.37
12/31/97                          357.56     228.42                 328.02     322.82
12/31/98                          350.16     293.69                 324.90     294.76

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and any person who owns more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and holders of more than ten percent are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the best knowledge of the Company, no person owns ten percent or more of the Company's Common Stock.

    Based solely on its review of the copies of such forms received by it, or written representations from certain persons that no Form 5 was required to be filed, the Company believes that for the period from January 1, 1998 through December 31, 1998, its officers and directors complied with all applicable filing requirements.

INDEBTEDNESS OF MANAGEMENT AND OTHER TRANSACTIONS

    The Company has had and expects to have in the future, banking transactions in the ordinary course of its business with its directors, executive officers, principal shareholders, and their associates, on substantially the same terms, including interest rates and collateral on loans comparable to transactions with others, and such transactions did not involve more than the normal risks of collectibility or present other unfavorable features.

                        REPORT ON EXECUTIVE COMPENSATION

THE COMPENSATION COMMITTEE

    The following report is made by the Company's Compensation Committee. Presently, the Bank is paying all compensation of the executive officers.

    The Compensation Committee has considered the tax law limitation of deductibility of executive compensation of $1,000,000 per executive for publicly held corporations. The Compensation Committee does not believe that this limitation will affect the Company as it does not anticipate that its executives' compensation will approach this limit.

COMPENSATION PHILOSOPHY

    The Company's compensation philosophy is to incent the performance of its executive officers so that the Company will achieve financial performance at the upper levels of profitability for a company of its size in the banking industry. The Company believes that it has achieved this objective, particularly during the last several years. Accordingly, the Company makes incentive compensation a significant part of the total compensation paid to its executive officers.

CORPORATE PERFORMANCE FACTORS

    The Company determines the salary of executive officers based in part upon the salaries paid by industry peers consisting of other banks located in California of similar asset size. As the Company's compensation philosophy is to incent the performance of its executive officers to achieve greater performance, salaries are kept in line with median salaries of its industry peers.

    In keeping with the Company's philosophy of incenting the performances of its executive officers, in determining bonuses it takes into consideration the Company's Return on Assets and Return on Equity.

INDIVIDUAL PERFORMANCE FACTORS

    Annual increases to an executive officer's salary is based upon their annual review as measured by their achievement of goals and objectives as discussed with them at their annual review for the prior year, their level of performance and their responsibilities.

COMPENSATION--SALARIES AND AWARD OF INCENTIVE COMPENSATION

    The Chief Executive Officer of the Company makes a recommendation to the Compensation Committee for the salary of each executive officer based upon the attainment of goals and objectives for each officer as discussed with them at their annual review for the prior year, and an evaluation of their performance and responsibilities. Industry peer group data is also considered. The Chairman of the Company's Board of Directors makes the recommendation for the Chief Executive Officer's salary to the Compensation Committee.

    The amount available to be paid as incentive compensation to the executive officers of the Company is determined by the Chief Executive Officer after considering the Company's pre-tax income. The amount of incentive compensation to be paid to each executive officer is then determined by the Chief Executive Officer using the same criteria used for the determination of salary. The amount of the incentive compensation to be paid to other executive officers is discussed by the Chief Executive Officer with the Compensation Committee.

CHIEF EXECUTIVE OFFICER COMPENSATION

    Harvey J. Nickelson is the President and Chief Executive Officer of the Company and the Bank.

    Mr. Nickelson's salary is based upon the same factors as used for the determination of salary for the other executive officers. However, the Chairman of the Board of Directors of the Company performs Mr. Nickelson's annual review and determination of salary after discussion with the other outside directors.

    Mr. Nickelson's incentive compensation is thirty-five percent (35%) of the amount available for payment of incentive compensation to those employees at the level of Senior Vice President and above. This level includes four executive officers and two officers who are not considered to be executive officers.

STOCK OPTIONS

    The amount of stock options to be granted to executive officers of the Company is recommended by the Chief Executive Officer to the Company's Stock Option Committee. The same criterion as used for the determination of salary is used for the recommendation of stock option grants.

Coast Bancorp Compensation Committee:

       Richard E. Alderson
       Douglas D. Austin
       Gilbert "Bud" W. Cummings
       Ronald M. Israel, M.D.
       Gus J. F. Norton
       James C. Thompson

THE COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Compensation Committee is comprised of six outside Directors. None of these individuals is or has been employed as an officer or employee of the Company or the Bank or any subsidiaries.

   PROPOSAL 2. RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    The Board of Directors has selected and appointed Deloitte & Touche LLP, independent public accountants, to examine the financial statements of the Company for the year ending December 31, 1999. In recognition of the important role of the independent public accountants, the Board of Directors has determined that its selection of the independent public accountants should be submitted to the shareholders for review and ratification on an annual basis. Deloitte & Touche LLP has served as the Company's independent public accountants since 1985. If ratified, Deloitte & Touche LLP will serve as the independent certified public accountants for the Company and the Bank.

    In the event the appointment is not ratified through the affirmative vote of a majority of the outstanding shares, the adverse vote will be deemed to be an indication to the Board of Directors that it should consider selecting other independent public accountants for 1999. Because of the difficulty and expense of making any substitution of auditors after the beginning of the current year, it is the intention of the Board of Directors that the appointment of Deloitte & Touche LLP for the year 1999 will stand unless for other reasons the Board of Directors deems it necessary or appropriate to make a change. The Board of Directors also retains the power to appoint another independent public accountant to replace an independent public accountant ratified by the shareholders in the event the Board of Directors determines that the interests of the Company require such a change.

    A representative of Deloitte & Touche LLP is expected to be present at the Meeting, will be provided the opportunity to make a statement if he so desires, and will be available to respond to appropriate questions of shareholders.

RECOMMENDATION

    THE BOARD OF DIRECTORS INTENDS TO VOTE ALL PROXIES HELD BY IT IN FAVOR OF RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP TO AUDIT THE FINANCIAL STATEMENTS OF THE COMPANY AND THE BANK AND URGES YOU TO VOTE FOR PROPOSAL 2.

                           PROPOSAL 3. OTHER MATTERS

    Management is not aware of any other matters to come before the Meeting. If any other matter not mentioned in this Proxy Statement is brought before the Meeting, the persons named in the enclosed form of proxy will have discretionary authority to vote all proxies with respect thereto in accordance with their judgment.

                                          By Order of the Board of Directors,

                                          /s/ Sandra Anderson

                                          Sandra Anderson
                                          SECRETARY

April 15, 1999
Santa Cruz, California

                                     PROXY

                                 COAST BANCORP

   SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 18, 1999

    The undersigned holder of Common Stock acknowledges receipt of a copy of the Notice of Annual Meeting of Shareholders of Coast Bancorp and the accompanying Proxy Statement dated April 15, 1999, and, revoking any Proxy heretofore given, hereby constitutes and appoints Douglas D. Austin, John C. Burroughs and Ronald
M. Israel, and each of them, with full power of substitution, as attorneys and proxies to appear and vote all of the shares of Common Stock of Coast Bancorp, a California corporation, standing in the name of the undersigned which the undersigned could vote if personally present and acting at the Annual Meeting of Shareholders of Coast Bancorp, to be held at the Museum of Art and History, 705 Front Street, Santa Cruz, California, on Tuesday, May 18, 1999, at 4:00 P.M. or at any adjournment thereof, upon the following items as set forth in the Notice of Meeting and Proxy Statement and to vote according to their discretion on all matters which may be properly presented for action at the meeting or any adjournments thereof. All properly executed proxies will be voted as indicated.

    UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE FOLLOWING
ITEMS:

1.   To elect as directors   FOR all nominees listed below   WITHHOLD AUTHORITY
     the nominees set forth  (EXCEPT AS MARKED TO THE        TO VOTE FOR ALL
     below:                  CONTRARY BELOW). / /            NOMINEES LISTED
                                                             BELOW. / /

 INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, CIRCLE
               AND INITIAL THE NOMINEE'S NAME IN THE LIST BELOW:

 R. Alderson, D. Austin, J. Burroughs, B. Cummings, R. Israel, H. Nickelson, G.
                             Norton and J. Thompson

2. To approve the proposal to ratify the appointment of Deloitte & Touche LLP as independent public accountants for the Company's 1999 fiscal year.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

                          (CONTINUED ON REVERSE SIDE)

3.  To transact such other business as may properly come before the meeting.

    WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE SIGN AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE.

                                                                         I/WE do
                            ------ or;  I/WE do not
------  expect to attend this meeting.

    THIS PROXY IS SOLICITED BY AND ON THE BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 and 2 AND DISCRETIONARY AUTHORITY WILL BE GRANTED AS TO PROPOSAL 3.
                                                  Signature ____________________
                                                  Signature ____________________
                                                  Date: ________________________

                                                  Please date and sign exactly
                                                  as your name(s) appear below.
                                                  When signing as attorney,
                                                  executor, administrator,
                                                  trustee or guardian, please
                                                  give full title. If more than
                                                  one trustee, all should sign.
                                                  All joint owners should sign.